UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒		Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under § 240.14a-12

Oil-Dri Corporation of America
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V57397-P18879 ATTN: INVESTOR RELATIONS OIL-DRI CORPORATION OF AMERICA 410 N. MICHIGAN AVE #400 CHICAGO, IL 60611-4213 OIL-DRI CORPORATION OF AMERICA 2024 Annual Meeting Vote by December 10, 2024 11:59 PM ET You invested in OIL-DRI CORPORATION OF AMERICA and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on December 11, 2024. Get informed before you vote. View the Company’s 2024 Proxy Statement (the “Proxy Statement”) and its 2024 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the materials by requesting prior to November 27, 2024. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* December 11, 2024 9:30 a.m., Central Time Virtually at: www.virtualshareholdermeeting.com/ODC2024

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V57398-P18879 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. 1. Election of Directors For Nominees: 01) Ellen-Blair Chube 02) Paul M. Hindsley 03) Daniel S. Jaffee 04) Michael A. Nemeroff 05) George C. Roeth 06) Amy L. Ryan 07) Patricia J. Schmeda 08) Allan H. Selig 09) Lawrence E. Washow 2. Ratification of the appointment of Grant Thornton LLP as the Company’s independent auditor for the fiscal year ending July 31, 2025. For 3. Approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock. For In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof.